Label	Element	Value
Guardian Portfolio
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Supplement [Text Block]	nbamt_SupplementTextBlock
Neuberger Berman Advisers Management Trust

Supplement to the Summary Prospectuses and Prospectuses, each dated May 1, 2015

Guardian Portfolio

Effective October 15, 2015, the Fund’s summary prospectuses and prospectuses will be revised as follows:

The section titled “Principal Investment Strategies” in the summary prospectuses and prospectuses for the Fund is deleted in its entirety and replaced with the following:

To pursue its goals, the Fund invests mainly in common stocks of companies across all market capitalizations.

The Portfolio Manager employs a research driven approach to stock selection, with a long term perspective that combines both quantitative analysis and qualitative judgment. He looks for what he believes to be attractive businesses led by strong management teams with a track record of success at compelling valuations. The Portfolio Manager generally intends to invest in companies which he believes are undervalued.  His investment process involves applying a valuation framework that seeks to identify investments that exhibit a demonstrated ability to produce profits that exceed the cost of capital.  This measurement is known as Economic Value Added. Additionally, he may employ other traditional valuation methods including: price to earnings, enterprise value to EBITDA, discounted cash flows or sum-of-the-parts analyses.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by investing across many companies, sectors and industries.  However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes may benefit from current market or economic trends.

The Portfolio Manager follows a disciplined selling strategy that utilizes a process analyzing macro-economic and/or security-specific circumstances, and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

The section titled “Principal Investment Risks -- Mid- and Large-Cap Stock Risk” in the summary prospectuses and prospectuses for the Fund is deleted in its entirety and replaced with the following:

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Risk/Return [Heading]	rr_RiskReturnHeading	Guardian Portfolio